Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Components of Income Before Provision for Taxes on Income

The components of Income before provision for taxes on income follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States	$340	$(239)	$(349)
International	370	633	527

Income before provision for taxes on income(a)(b)	$710	$394	$178

(a)

2012 vs. 2011—The increase in United States income is primarily due to sales growth in both livestock and companion animals. Other factors include reduced restructuring charges and increased operational efficiencies. The decrease in international income was largely driven by the unfavorable impact of foreign exchange and lower revenues due to adverse macroeconomic conditions.

(b)

2011 vs. 2010—The decrease in the United States loss was primarily due to lower integration and restructuring costs and cost reductions due to both acquisition-related synergies and initiatives undertaken during the year, partially offset by the non-recurrence of gains related to FDAH divestitures. The increase in the international income was due to cost reductions which were the result of both acquisition-related synergies and cost reduction/productivity initiatives undertaken during the year.

Schedule of Provision for Taxes on Income

The components of Provision for taxes on income based on the location of the taxing authorities, follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States:
Current income taxes:
Federal	$132	$(3)	$(22)
State and local	5	(1)	(3)
Deferred income taxes:
Federal	(7)	(19)	(11)
State and local	11	(3)	(8)

Total U.S. tax provision/(benefit)	141	(26)	(44)
International:
Current income taxes	211	85	160
Deferred income taxes	(78)	87	(49)

Total international tax provision	133	172	111

Provision for taxes on income(a)(b)(c)(d)	$274	$146	$67

(a)	In 2012, the Provision for taxes on income reflects the following:

•

U.S. tax benefits of approximately $29.3 million, representing tax and interest, resulting from a multi-year settlement with the U.S. Internal Revenue Service with respect to audits for the years 2006 through 2008, and international tax benefits of approximately $2.7 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities and from the expiration of certain statutes of limitations;

•

U.S. tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes);

•	The expiration of the U.S. research and development tax credit on December 31, 2011; and

•	Tax cost related to changes in uncertain tax positions (see Note 7C. Tax Matters—Tax Contingencies).

(b)	In 2011, the Provision for taxes on income reflects the following:

•

U.S tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes); and

•

U.S. tax benefits of approximately $9.5 million, representing tax and interest, resulting from the tax benefit recorded in connection with the settlement of certain audits with the U.S. Internal Revenue Service.

(c)	In 2010, the Provision for taxes on income reflects the following:

•

U.S. tax expense of approximately $39 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes);

•	U.S. tax benefits of approximately $33.4 million, representing tax and interest, resulting from a settlement with the U.S. Internal Revenue Service;

•	U.S. tax benefit resulting from a decrease in deferred income tax liabilities related to fair value adjustments recorded in connection with our acquisition of FDAH; and

•

U.S. tax expense of approximately $21.3 million related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.

(d)

In all years, federal, state and international tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 4. Acquisitions, Divestitures, and Certain Investments).

Schedule of Effective Income Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate follows:

	Year Ended December 31,
	2012	2011	2010
U.S. statutory income tax rate	35.0%	35.0%	35.0%
State and local taxes, net of federal benefits(a)	1.7	(0.2)	(2.3)
Taxation of non-U.S. operations(b)(c)(d)(e)	5.6	2.7	8.2
Tax settlements and resolution of certain tax positions(f)	(4.1)	(2.4)	(18.7)
U.S. healthcare legislation(g)	(0.4)	0.3	12.0
U.S. research and development tax credit and manufacturing deduction(h)	(0.3)	(2.3)	(3.1)
Non-deductible items(h)	0.8	2.1	4.2
All other—net	0.3	1.9	2.3

Effective tax rate	38.6%	37.1%	37.6%

(a)

The rate impact of this component is influenced by the specific level of U.S. earnings in a specific year. In 2012, the increase in the impact of state taxes on the effective tax rate as compared to 2011 reflects an increase in state earnings. In 2011 and 2010, the rate impact reflects state losses in both years, with larger losses in 2010.

(b)

For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside of the U.S., together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”: (i) the jurisdictional location of earnings is a component of our effective tax rate each year as tax rates outside of the U.S. are generally lower than the U.S. statutory income tax rate. The rate impact of the jurisdictional location of earnings is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings. This rate impact is then offset or more than offset by the cost of repatriation decisions and other U.S. tax implications of our foreign operations, which may significantly impact the taxation of non-U.S. operations; and (ii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions and as a result of operating fluctuations in the normal course of business, the impact of non-deductible items and the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on asset divestitures.

(c)

The rate impact of taxation of non-U.S. operations was an increase to our effective tax rate in all periods presented due to (i) the cost of repatriation decisions and other U.S. tax implications that more than offset the impact of the generally lower tax rates outside of the U.S.; (ii) the tax impact of non-deductible items in those jurisdictions; and (iii) the tax impact of changes in uncertain tax positions related to our non-U.S. operations.

(d)

The increase in the rate in 2012 as compared to 2011 is primarily due to increases in uncertain tax positions (see Note 7C. Tax Matters—Tax Contingencies, for current and prior period increases to uncertain tax positions), of which a significant portion relates to our non-U.S. operations. The decrease in the rate in 2011 as compared to 2010 is primarily due to changes in jurisdictional mix of earnings, as discussed above.

(e)

For all periods presented, in Singapore, our non-dedicated entities benefited from an incentive tax rate applicable to income from manufacturing and other operations (rate effective through 2016). In 2012, in Singapore, our dedicated entities benefited from an incentive tax rate applicable to certain earnings (rate effective from October 29, 2012 through October 29, 2016).

(f)	For a discussion about tax settlements and resolution of certain tax positions, see above in this Note 7A Tax Matters—Taxes on Income.
(g)

The decrease in the rate in 2012 primarily relates to the tax benefit recorded in connection with the establishment of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage. The increase in the rate in 2010 is related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.

(h)

We received no benefit from the U.S. research and development tax credit in 2012 as the credit expired on December 31, 2011 and was not extended until January 2013. In all years, we received a benefit from the U.S. manufacturing deduction. Non-deductible items include meals and entertainment expenses.

Schedule of Deferred Tax Assets and Liabilities

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:

	2012 Deferred Tax		2011 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$75	$(6)	$77	$(4)
Inventories	12	(3)	46	(5)
Intangibles	47	(234)	5	(273)
Property, plant and equipment	48	(109)	1	(122)
Employee benefits	54	—	34	—
Restructuring and other charges	32	(5)	37	(1)
Legal and product liability reserves	21	(1)	17	—
Net operating loss/credit carry forwards	219	—	212	—
Unremitted earnings	—	(86)	—	(93)
All other	4	(7)	3	(1)

Subtotal	512	(451)	432	(499)
Valuation allowance	(69)	—	(5)	—

Total deferred taxes	$443	$(451)	$427	$(499)
Net deferred tax liability(a)(b)		$(8)		$(72)

(a)

2012 vs. 2011-The decrease in net deferred tax liability position in 2012 reflects an increase in noncurrent deferred tax assets recorded in connection with book/tax basis differentials primarily related to intangibles and PP&E, established as a result of certain restructuring activities and a decrease in deferred income tax liabilities related to unremitted earnings, primarily as a result of distributions, partially offset by an increase in valuation allowances representing the amounts determined to be unrecoverable.

(b)

In 2012, included in Current deferred tax assets ($101 million), Noncurrent deferred tax assets ($216 million), Other current liabilities ($2 million) and Noncurrent deferred tax liabilities ($323 million). In 2011, included in Current deferred tax assets ($96 million), Noncurrent deferred tax assets ($143 million) and Noncurrent deferred tax liabilities ($311 million).

Schedule of Unrecognized Tax Benefits Roll Forward

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:

(MILLIONS OF DOLLARS)	2012	2011	2010
Balance, January 1	$(114)	$(93)	$(143)
Acquisitions(a)	—	(19)	—
Increases based on tax positions taken during a prior period(b)	(2)	—	(4)
Decreases based on tax positions taken during a prior period(b)(c)	40	1	37
Decreases based on cash payments for a prior period	3	7	11
Increases based on tax positions taken during the current period(b)	(73)	(10)	(10)
Decreases based on tax positions taken during the current period	—	—	16
Lapse in statute of limitations	2	—	—

Balance, December 31(d)	$(144)	$(114)	$(93)

(a)	The amount in 2011 primarily relates to the acquisition of KAH.
(b)	Primarily included in Provision for taxes on income.
(c)	In all years, the decreases are primarily a result of effectively settling certain issues with the U.S. and non-U.S. tax authorities. See Note 7A. Tax Matters—Taxes on Income.
(d)

In 2012, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($138 million). In 2011, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($108 million).